EXHIBIT 10.43


                      IN THE UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF ARKANSAS
                              LITTLE ROCK DIVISION

IN RE:     CAPITOL DEVELOPMENT OF ARKANSAS, INC.                   NO. 0043142M
           DEBTOR-IN-POSSESSION                                     (CHAPTER 11)


                 ORDER PERMITTING WITHDRAWAL OF DISMISSAL MOTION

         On this day comes on for hearing the Motion to Dismiss, or in the Alternative, Motion For the Appointment of a Trustee filed on December 7, 2000 (the "Motion"), by Nathaniel S. Shapo, the Director of Insurance for the State of Illinois, in his Capacity as the Statutory and Court Affirmed Liquidator of Resure, Inc., in Liquidation (the "Liquidator"). The Debtor appeared by and through its counsel, Geoffrey B. Treece. The Liquidator appeared by and through its counsel, Gregory M. Hopkins. Upon the pleadings, consent of the parties and other matters of proof and law, the Court finds and orders that the Motion is withdrawn by Liquidator effective upon entry of an Order (the "Cook County Order") of the Circuit Court of Cook County Illinois in Case No. 97 CH 01974 approving the agreements of the Liquidator and the Debtor set forth in the Order Resolving Motion for Relief from Stay entered by this Court of even date with this Order.

         IT IS SO ORDERED.
                                                  /s/ James Mixon
                                                  ----------------------------
                                                      HONORABLE JAMES G. MIXON
                                                      U. S. BANKRUPTCY JUDGE

                                               DATE: 12/20/01
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ORDER/PAGE 1

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APPROVED AND ENTRY REQUESTED:

ATTORNEYS FOR DEBTOR:
Quattlebaum, Grooms, Tull
   & Burrow PLLC
111 Center Street,
Suite 1900
Little Rock, Arkansas 72201

By: /s/  Geoffrey B. Treece
    -----------------------
         Geoffrey B. Treece
         AR Bar No. 84-146

ATTORNEYS FOR LIQUIDATOR:
Hopkins & Allison
1000 West Second Street
Little Rock, Arkansas 72201

By: /s/  Gregory M. Hopkins
    -----------------------
         Gregory M. Hopkins
         AR Bar No. 81-093

cc.      Jim Hollis
         U. S. Trustee's Office
         500 South Broadway
         Suite 201
         Little Rock, Arkansas 72201

         G. Robert Hardin
         Hardin & Grace, P. A.
         410 West Third Street
         Suite 200
         Little Rock, Arkansas 72201\

         Ronald A. Hope
         Howell, Trice & Hope, P. A.
         211 Spring Street
         Little Rock, Arkansas 72201

         John R. Peel
         Peel & Simmons
         120 South Glenwood Avenue
         Russellville, Arkansas 72811

ORDER/PAGE 2
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         Fredrick S. Wetzel
         1500 Riverfront Drive
         Suite 104
         Little Rock, Arkansas 72202







ORDER/PAGE 3
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